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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                October 18, 2001

                              LARSCOM INCORPORATED
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                          ----------------------------
                 (State or other jurisdiction of incorporation)



                  001-12491                   94-2362692
           --------------------- ------------------------------------
           (Commission File No.) (IRS Employer Identification Number)


                              1845 McCandless Drive
                           Milpitas, California 95035
                          ----------------------------
                    (Address of principal executive offices)


                                 (408) 941-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         Larscom Incorporated issued a press release on October 18, 2001 announcing it's third quarter results and a fourth quarter corporate restructuring in response to a recent and significant slowdown in business. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.

         Liam McManus, Vice President and Chief Technology Officer, has left the company effective October 18, 2001 to pursue other interests. John Teeter, Vice President of Engineering for the Milpitas facility now will report directly to Richard E. Pospisil, President and Chief Executive Officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1      Press Release dated October 18, 2001.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 18, 2001          LARSCOM INCORPORATED

                                  By: /s/ Donald W. Morgan
                                      ------------------------------------
                                      Donald W. Morgan
                                      Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                              DESCRIPTION

 99.1                 Press release dated October 18, 2001.